Exhibit 10.8
SERVICES AGREEMENT
     THIS SERVICES AGREEMENT is made as of December 31, 2002 (this “Agreement”) by and between GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Purchaser”), and McKESSON CAPITAL CORP., a Delaware corporation (“MCC”).
     WHEREAS, MCC is engaged in the business of financing equipment lease transactions by purchasing equipment lease receivables from its Affiliates.
     WHEREAS, Purchaser now owns a portfolio of payment and contract rights with respect to lease and rental agreements with commercial customers that it has purchased from MCC, pursuant to the Purchase Agreement dated as of December 31, 2002 between Purchaser and MCC (the “Purchase Agreement”).
     WHEREAS, Purchaser and MCC desire to enter into this Agreement pursuant to which MCC will provide certain services to Purchaser.
     NOW, THEREFORE, in consideration of the recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:
     1. Definitions. Capitalized terms used herein, including in Exhibit A hereto, have the meanings assigned to them in the preamble to this Agreement, in the Purchase Agreement or as set forth below.
          (a) “Account Party Insurer” means any insurance company from time to time issuing one or more insurance policies to or for the benefit of any Account Party.
          (b) “Ancillary Payments” means those payments related solely to the Ancillary Agreements.
          (c) “Customary Standard” has the meaning specified in Section 7.
          (d) “Customer Service and Collection Procedures” shall mean those procedures outlined in the document attached as Exhibit B hereto.
          (e) “Exempt Materials” has the meaning specified in Section 10.
          (f) “Law” shall mean any law, rule, regulation or governmental requirement of any kind of any Governmental Entity, and the rules, regulations, interpretations and orders promulgated thereunder.
          (g) “Liquidation Proceeds” means, with respect to a Non-Performing Account, proceeds from the sale or re-marketing of the Equipment relating solely to such Non-Performing Account, proceeds of any related insurance policy of any Account Party Insurer and any other recoveries (other than pursuant to any MCC Insurance Policy) with respect to such Non-Performing Account and the related Equipment, including, without limitation, any amounts collected as judgments against an Account Party or others related to the failure of such Account Party to pay any amount in respect of any Payment Right under the related Account Document or to return the Equipment, net of (i) any out-of-pocket fees and expenses reasonably incurred by MCC or any of its Affiliates in enforcing or attempting to enforce, as agent for Purchaser, any relevant Account Document (including in the context of a lessee bankruptcy) or in repossessing, repairing, refurbishing, preparing for sale or lease, liquidating or re-marketing such Equipment, (ii) amounts so received that are required to be refunded to the Account Party on such Account, and (iii) any Retained Payment Rights.
          (h) “Lockbox Account” shall mean, as of the date hereof, the lockbox account maintained by MCC with Bank One Corporation or one of its Affiliates and to which Account Parties are directed to remit Payments, which account shall be assigned from Seller to Purchaser in accordance with Section 7.20 of the Purchase Agreement.
          (i) “MCC Change of Control” means an event or series of events by which MCC ceases to be a Subsidiary of McKesson Corporation.
          (j) “MCC Event of Default” means any one of the following events (whatever the reason for such MCC Event of Default and without regard to whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any Governmental Entity):
               (i) failure on the part of MCC to remit to the Lockbox Account any monies received by MCC and required to be remitted to the Lockbox Account by this Agreement, in the manner and by the date required by this Agreement, which failure continues unremedied for a period of 15 days from the date of receipt of such monies by MCC;
               (ii) a default on the part of MCC (other than due to any reason specified in Section 19(h) below) in its observance or performance in any material respect of certain covenants or agreements in this Agreement which failure continues unremedied for a period of 30 days after notice is given to MCC by Purchaser;
               (iii) if any representation or warranty of MCC made in this Agreement shall prove to be incorrect in any material respect as of the time made; or
               (iv) an Event of Bankruptcy in respect of MCC.
          (k) “MCC Insurance Policy” means any insurance policy issued or provided by any third-party insurer (including any McKesson Affiliate) or any self-insurance arrangement in respect of the McKesson Affiliates, relating to property, assets, activities or businesses of any of the McKesson Affiliates.
          (l) “Net Worth” means, at a particular date, all amounts which would be included under the shareholders’ equity on the consolidated balance sheet of the relevant entity principles generally accepted in the United States.

          (m) “Non-Performing Account” means an Account (a) that has become more than ninety (90) days delinquent, (b) that has been accelerated by MCC in accordance with the applicable Account Documents and the customary and historic practices of MCC, (c) that MCC or Purchaser has determined to be uncollectible in accordance with its customary and historic practices, (d) with an Account Party in respect of which an Event of Bankruptcy has occurred and is continuing, or (e) a Default (as defined in the applicable Account Document) occurs for any other reason and such Default continues for ninety (90) days.
          (n) “Payment Date” means, as to any Payment, the first Business Day of the month which next succeeds the month in which such Payment is scheduled to be received by MCC, provided such Payment Date is at least two (2) Business Days after the date such Payment was scheduled to be received by MCC.
          (o) “Portfolio Event of Default” means for each of three consecutive Payment Dates eight percent (8%) or more of the Payments under the Accounts have been 90 days or more delinquent (other than as a result of any event described in Section 19(h) below).
          (p) “Residual Interest” means, as the context may require, the actual or anticipated residual interest of the McKesson Affiliates in respect of any Equipment.
          (q) The following capitalized terms are defined in the sections of this Agreement identified below:

“Accessible Systems”	Exhibit A, Section 7(c)
“Management Services”	Section 2(a)
“Parent”	Section 9(b)
“Servicer Advance”	Section 12(c)
“Servicer Advance Deductions”	Section 12(c)
“Third Party Purchaser”	Section 12(d)
“Lockbox Account Sweep Date”	Section 12(b)
     2. Administration Services.
          (a) Management Services. MCC shall process, administer and manage the Purchased Assets and provide the documentation and other services described on Exhibit A hereto or otherwise provided for in this Agreement (collectively, the “Management Services”). Purchaser and MCC shall cooperate in good faith to develop and agree in writing to such additional procedures for the provision of the Management Services as may become necessary to more fully effectuate the terms of this Agreement. MCC shall have only those duties or obligations that are expressly set forth in this Agreement.
          (b) Authorization. Subject to the provisions of this Agreement, Purchaser hereby irrevocably (subject only to Sections 10 and 11 hereof) appoints MCC as its agent and authorizes MCC to take any and all reasonable steps in its name and on its behalf as are necessary or desirable to collect all amounts due under the Purchased Assets, including, without limitation, endorsing the name of Purchaser on any of its checks and other instruments representing collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Purchased Assets and, after the delinquency of any Payment and to the extent permitted under and in compliance with applicable Law, to commence proceedings with respect to enforcing payment thereof, all to the extent consistent with and in accordance with the Customer Services and Collections Procedures. Purchaser shall furnish MCC with any powers of attorney and other documents necessary or appropriate to enable MCC to carry out the Management Services, and shall cooperate with MCC to the fullest extent in order to ensure the collectability of the Purchased Assets.
          (c) Modification of Leases. Without the prior written consent of Purchaser, MCC shall not terminate, waive, amend or modify any material provision of any Account Document to the extent relating to any Payment Right, except (i) as may be required by Law, (ii) ministerial changes necessary in order to correct inaccurate or incomplete clauses or provisions (other than clauses and provisions related to the Payment Rights), (iii) early terminations pursuant to customer buyouts, but subject to Section 7.17 of the Purchase Agreement, and (iv) amendments undertaken in connection with any lease extension or upgrade, subject to Section 7.17 of the Purchase Agreement.
          (d) Obligations of MCC with Respect to Account Documents. MCC will use commercially reasonable efforts to duly fulfill, and comply with, all obligations on MCC’s part to be fulfilled under or in connection with the Account Documents. MCC will not (i) amend, rescind, cancel or modify any Account Document or term or provision thereof if such amendment, rescission, cancellation or modification would adversely affect, or reasonably be expected to adversely affect, the Payment Rights, or (ii) take any action that would impair the rights of Purchaser in the Purchased Assets.
          (e) Cooperation. Each party agrees to cooperate with the other in the enforcement, if necessary, of such other party’s rights under any Account Documents, whether in the form of litigation or other proceedings, as reasonably requested by such other party. Purchaser shall be responsible for all reasonable, out-of-pocket costs and expenses (including reasonable attorneys’ fees and costs) arising from or incurred in connection with such enforcement and shall promptly pay to MCC upon request all of MCC’s reasonable, out-of-pocket costs and expenses relating thereto (including reasonable attorneys’ fees and costs).
     3. Notice of MCC Event of Default; Other Requested Information. MCC shall deliver to the Purchaser:
          (a) Notice of MCC Event of Default. Promptly upon becoming aware of the existence of any condition or event which constitutes a MCC Event of Default, or any event which, with the lapse of time and/or the giving of notice, would constitute a MCC Event of Default and which has not been waived in writing by Purchaser, a written notice describing its nature and period of existence and the action MCC is taking or proposes to take with respect thereto; and
          (b) Requested Information. With reasonable promptness, any other data and information related solely to the Purchased Assets and the servicing thereof which may be reasonably requested from time to time.

     4. Maintenance of Insurance Policies.
          (a) In connection with its activities as servicer of the Purchased Assets, MCC agrees to present claims to the Account Party Insurer under any insurance policy applicable to any Purchased Asset, and to settle, adjust and compromise such claims, in each case (i) consistent with the terms of any relevant Account Document, (ii) after receiving notice of the occurrence of any material casualty event involving such Equipment, and (iii) provided the applicable Account Party does not take such action on a reasonably timely basis. MCC shall remit to the Lockbox Account, within two (2) Business Days of receipt, any Liquidation Proceeds received by MCC in connection therewith.
          (b) MCC shall obtain evidence from each Account Party of insurance to the extent required under the Account Documents, the Customer Service and Collection Procedures and the Customary Standard.
          (c) Notwithstanding any other term or provision hereof to the contrary, Purchaser shall not have any claim on account of, or direct or indirect interest in, any MCC Insurance Policy, or proceeds thereof.
     5. Compliance with Law. MCC shall perform the Management Services and its other obligations under this Agreement in material compliance with applicable Laws. Notwithstanding anything to the contrary herein, MCC shall not be required to take any action, or omit to take any action, that MCC deems to be in violation of, or inconsistent with, Law or the terms of this Agreement, the Purchase Agreement or any Account Document or any Ancillary Agreement. MCC’s duty under this Section 5 to comply with applicable Law shall not be limited by the procedures established and approved under this Agreement.
     6. Independent Contractor. MCC shall at all times be considered an independent contractor in the performance of the Management Services, and neither MCC nor any employee of MCC shall be considered an employee, partner or joint venturer of Purchaser. Neither Purchaser nor MCC, nor any employee or agent of either of them, shall make any representation or statement to any Person that is inconsistent with this Section 6.
     7. Standard of Performance. CC shall perform the Management Services in a commercially reasonable manner and shall apply at least the same standard of care, diligence and prudence in such performance as it does with respect to its own or its Affiliates’ lease portfolios, and shall not discriminate against Purchaser in favor of any other Person, including MCC or any Affiliate of MCC, for whom it provides similar services, nor shall it offer priority to Purchaser (such standard, the “Customary Standard”).
     8. Maintenance of Systems. MCC shall exercise commercially reasonable efforts to at all times maintain or cause to be maintained such systems as are reasonably necessary to enable it to timely and fully perform the Management Services, including, without limitation, maintenance of computer hardware and software and appropriate information backup systems, and shall comply with the provisions of Exhibit A hereto with respect thereto.

     9. Audit and Information Rights.
          (a) Upon the request of Purchaser, during normal business hours and upon reasonable advance notice, and in such a manner as shall not unduly interfere with or interrupt the operation and conduct of MCC’s other businesses, and subject to its customary security measures, MCC shall provide representatives of Purchaser (including its internal and external auditors) no more frequently than twice in any given 12 month period with access to the books, records, files and papers, whether in hard copy or computer format, used or held for use by MCC in the provision of the Management Services, to permit an audit, at the expense of Purchaser, of the Management Services or any out-of-pocket costs required to be reimbursed to MCC by Purchaser pursuant to this Agreement.
          (b) In the event that McKesson Corporation, the parent company of MCC (“Parent”), ceases to be a publicly reporting company for any period of time, Parent shall provide Purchaser, during such period, with (i) its unaudited quarterly consolidated balance sheet within forty-five (45) days of the end of each fiscal quarter, and (ii) its audited yearly consolidated balance sheet within ninety (90) days of the end of each fiscal year.
     10. Term of Agreement. The term of this Agreement shall commence on the date hereof and shall continue until six (6) months after the last Account Document expires unless the parties agree in writing to extend such term or unless this Agreement is earlier terminated pursuant to Section 11 below. Upon the termination of this Agreement, MCC shall cooperate with Purchaser in effecting an efficient transition of the Purchased Assets, including without limitation transfer of copies of all material records, files, computer files and information in respect of any remaining Purchased Assets, and originals of any Account Document related solely to the Purchased Assets; provided, however, that MCC shall be under no obligation to deliver (i) minutes of its board of directors’ meetings and information provided to its board (or that of the board of any McKesson Affiliate), (ii) Ancillary Agreements, (iii) material subject to any legal privilege, (iv) communications with MCC’s (or any McKesson Affiliate’s) tax or accounting advisors, (v) personnel records, or (vi) any documents or information subject to any confidentiality arrangement with any third party to the extent such arrangement would prohibit such transfer or disclosure (together, the “Exempt Materials”).
     11. Termination.
          (a) Either Purchaser or MCC may terminate this Agreement due to any default in the performance by the other party of its material obligations under this Agreement, on written notice identifying in reasonable detail the cause for termination. Such termination shall be effective without further action or notice by the terminating party thirty (30) days after the date of such notice, unless prior to the expiration of such 30-day period the default or other cause is cured or remedied; provided, however, that if such default or other cause cannot be cured or remedied with commercially reasonable efforts within such 30-day period, the period for cure or remedy shall be extended for thirty (30) additional days on the conditions that: (i) the non-defaulting party shall have consented in writing to the extension of the cure period, which consent shall not be unreasonably withheld, and (ii) the defaulting party shall have commenced good-faith efforts to cure or remedy such default or other cause within the initial 30-day period and shall continue to pursue such efforts diligently until the cure or remedy is accomplished.

          (b) Purchaser may terminate this Agreement (i) upon the occurrence of a MCC Event of Default that is not cured, if a cure is available, within the applicable cure period, a MCC Change of Control or a Portfolio Event of Default or (ii) if the Net Worth of Parent falls below $1.0 billion. Notwithstanding any provision to the contrary contained herein, in the event of any such termination, Purchaser shall collect and promptly remit to MCC any and all amounts in respect of any Retained Payment Rights received by Purchaser (either directly or through the Lockbox Account) after the termination date.
          (c) Upon any termination of this Agreement (other than any termination pursuant to subsection (a) above on account of Purchaser’s default), MCC shall reimburse to Purchaser the portion of the Services Fee (as defined in Section 3.2 of the Purchase Agreement) which is unearned as of the date of the termination. The portion of the Services Fee to be reimbursed to Purchaser shall equal the unamortized portion of the Service Fee as of the termination date (calculated on a straight-line basis based upon an annual accrual of $125,000 (or $10,417 per month)).
     12. Purchased Assets; Application of Amounts Received; Servicer Advances.
          (a) All Purchased Assets are and shall at all times be the sole and exclusive property of Purchaser, and MCC shall not have or assert any lien, claim or other right to, or interest in, such property of Purchaser. Upon expiration or termination of this Agreement, the originals and all copies of such property of Purchaser shall be returned to Purchaser promptly, and MCC shall have no right to withhold such property of Purchaser for any reason, including, without limitation, any dispute, offset, counterclaim, recoupment, defense or other right that MCC might have against Purchaser; provided, however, that MCC may at all times retain (i) the Exempt Materials, and (ii) one or more copies of any documents and agreements, as may be necessary or appropriate for tax or audit purposes or as advised by counsel.
          (b) All Payments and other property received by MCC with respect to the Purchased Assets (other than in respect of Retained Payment Rights) shall be for the account of Purchaser, shall be deemed received and held in trust for Purchaser and, in respect of any Payments and other property received by MCC and not remitted by the applicable Account Party directly to the Lockbox Account, shall be remitted by MCC to the Lockbox Account on a date not later than two (2) Business Days following receipt of such Payment and/or other property by MCC. Subject to MCC’s removal and refund rights described below in this subsection (b), all Payments remitted to the Lockbox Account shall be swept from such Lockbox Account by Purchaser on the date that is two (2) Business Days following the date of remittance of such Payments into the Lockbox Account (each such date, a “Lockbox Account Sweep Date”), provided, however, that no Payments shall be swept from the Lockbox Account during the first five (5) days of any calendar month. MCC shall not be entitled to set-off from amounts to be paid by MCC to the Lockbox Account under any provision of this Agreement any amounts purported to be owed by Purchaser or any of its Affiliates to MCC or any of its Affiliates. Late charges related to any period prior to the date hereof shall be retained by MCC. Late charges related to any period on or after the date hereof shall be paid to Purchaser. On the Business Day immediately following the date on which any Payments are remitted to the Lockbox Account, MCC shall provide a report to Purchaser containing such information regarding all Payments and other property remitted to the Lockbox Account on such remittance date as may be reasonably requested by Purchaser, including, without limitation, matching such Payments and other property to the corresponding Purchaser lease number. Notwithstanding any provision to the contrary contained herein, subject to the terms of the Lockbox Account Documents, MCC shall at all times have the right to direct the bank with whom the Lockbox Account is established to remove from the Lockbox Account and to pay to MCC, without further authorization or approval from Purchaser, all amounts deposited therein identified by the Account Party as Retained Payment Rights or to the extent such amounts have not been identified as Payments and exceed the portion of any outstanding invoices for Payments related to such Account Party. Purchaser agrees to execute such documents and agreements and to take such actions as the bank may reasonably request to effectuate the removal of such amounts from the Lockbox Account. In addition, if MCC shall determine that any other amounts in respect of any Retained Payment Rights have been remitted to the Lockbox Account, then Purchaser shall promptly refund the amount in respect of such Retained Payment Rights to MCC within five (5) Business Days following receipt of written request for such refund from MCC (provided that MCC has delivered to Purchaser reasonably satisfactory information supporting such determination by MCC).
          (c) Provided Purchaser is not required at such time to deliver to MCC the notice pursuant to Section 18 below, MCC agrees that, with respect to each Payment Date, MCC will remit to the Lockbox Account an amount equal to the Payments correlating thereto, less any Servicer Advance Deductions (defined below), whether or not MCC has received payment thereof from the related Account Party, which amount shall be deemed a full recourse loan by MCC to Purchaser (each such amount, being referred to herein as a “Servicer Advance”); provided, however, that MCC shall not be required to make any Servicer Advances in respect of an Account that is no longer being serviced by MCC under this Agreement or is a Non-Performing Account by virtue of clause (b), (c) or (d) of the definition thereof. MCC will make Servicer Advances in respect of any Account only in an amount up to the amount equal to three (3) monthly payments for such Account. Servicer Advances will be repaid (together with interest thereon at the rate of 4.0% percent per annum) by Purchaser on the earlier to occur of the following: (i) the date on which a Payment is, or Payments are, as applicable, subsequently received by MCC from an Account Party which represent such Servicer Advance (and MCC may retain the same in satisfaction of Purchaser’s repayment obligation relating thereto, provided that any failure by MCC to retain or net out any such amount shall not impair any right of recourse by MCC against Purchaser for repayment of any Servicer Advance); (ii) the date on which the servicing contemplated herein in respect of the applicable Account is terminated; (iii) provided that MCC shall have paid Servicer Advances outstanding on such Account in an amount equal to three (3) monthly Payments, the next succeeding Payment Date (and if to be repaid on such date, the same may be netted out from MCC’s then scheduled remittance to Purchaser, provided that any failure by MCC to retain or net out any such amount shall not impair any right of recourse by MCC against Purchaser for repayment of any Servicer Advance); and (iv) five (5) Business Days following the date on which Purchaser has determined such Account to be uncollectible in accordance with its customary practices or MCC has determined such Account to be uncollectible in accordance with its customary and historic practices. The “Servicer Advance Deductions” shall be any amounts already remitted to the Lockbox Account in accordance with Section 12(b).

          (d) If an Account Party remits to MCC amounts that are not immediately identifiable as Payments, and that are not immediately identifiable as payments in respect of any Retained Payment Rights, then MCC shall apply such amounts as follows: first, to delinquent payments in the order such payments were due and to the extent such payments were due on the same date, pro rata among such payments, and second, so long as all payments due are current, to Purchaser and MCC (or if a Person other than Purchaser or MCC has an interest in such amounts (a “Third Party Purchaser”), to any such Third Party Purchaser), pro rata based on the amount of obligations then due and payable; provided, however, that if the foregoing allocation is not reasonably acceptable to any such Third Party Purchaser(s), Purchaser agrees to enter into good faith negotiations in respect of modification thereof to be undertaken with reasonable promptness upon request of MCC.
          (e) If MCC receives Liquidation Proceeds in respect of any Account, MCC shall apply such Liquidation Proceeds as follows: first, to the payment of any Taxes with respect to such Account, second, in respect of any delinquent amounts owed to Purchaser, MCC or any Third Party Purchaser, in the order in which such amounts became due, third, to Purchaser and to any Third Party Purchaser who has an interest in such amounts, pro rata based on, and to the extent of, the amount of obligations with respect to such Account then due and owing to Purchaser or such Third Party Purchaser, and fourth, to MCC to the extent of its Residual Interest; provided, however, that if the foregoing allocation is not reasonably acceptable to such Third Party Purchaser(s), Purchaser agrees to enter into good faith negotiations in respect of modification thereof to be undertaken with reasonable promptness upon request of MCC.
          (f) To the extent that MCC receives amounts relating to Taxes with respect to an Account, whether or not constituting part of the collections relating to such Account, MCC shall cause the same to be remitted to the relevant taxing authority in order to satisfy any valid, uncontested obligations in respect of such Taxes. In addition, if any Account Party remits amounts relating to Taxes to the Lockbox Account, MCC shall at all times have the right, without further authorization or approval from Purchaser, to direct the bank with whom the Lockbox Account is established to remove the same from the Lockbox Account and pay such amounts to MCC, and MCC shall cause such amounts to be remitted to the relevant taxing authority in order to satisfy any valid, uncontested obligations in respect of such Taxes. Purchaser agrees to execute such documents and agreements and to take such actions as the bank may reasonably request to effectuate the removal of such amounts from the Lockbox Account.
     13. Representations of MCC. MCC hereby represents and warrants to Purchaser that:
          (a) MCC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its assets and carry on its business as now being conducted and to execute, deliver and perform this Agreement.
          (b) The execution and delivery by MCC of this Agreement have been duly authorized by all necessary corporate actions on the part of MCC, and this Agreement has been duly and validly executed and delivered by MCC and constitutes the valid and binding obligation of MCC enforceable against MCC in accordance with its terms.

          (c) Neither the execution and delivery by MCC of this Agreement nor compliance by MCC with the terms and provisions thereof will conflict with or result in a breach of the provisions of MCC’s certificate of incorporation or bylaws, any loan agreement, mortgage, indenture, security agreement or other contract to which MCC is a party, or any law, regulation or order of any court or government or governmental agency or instrumentality, except where such conflict or breach would not have a material adverse effect on the business, financial condition or operations of MCC or on the ability of MCC to consummate the transactions and perform the Management Services contemplated by this Agreement.
     14. Representations of Purchaser. Purchaser hereby represents and warrants to MCC that:
          (a) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its assets and carry on its business as now being conducted and to execute, deliver and perform this Agreement.
          (b) The execution and delivery by Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of Purchaser, and this Agreement has been duly and validly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.
          (c) Neither the execution and delivery by Purchaser of this Agreement nor compliance by Purchaser with the terms and provisions thereof will conflict with or result in a breach of the provisions of Purchaser’s certificate of incorporation or bylaws, any loan agreement, mortgage, indenture, security agreement or other contract to which Purchaser is a party, or any law, regulation, or order of any court or government or governmental agency or instrumentality, except where such conflict or breach would not have a material adverse effect on the business, financial condition or operations of Purchaser or on the ability of Purchaser to consummate the transactions contemplated by this Agreement.
     15. Late Payments. If MCC fails to pay any amount that may become due to Purchaser hereunder on its due date, then (i) interest shall accrue thereon from the due date until paid in full at a rate equal to 4% per annum, and (ii) MCC shall reimburse Purchaser upon demand for any and all collection costs (including, without limitation, reasonable attorneys’ fees) incurred by Purchaser.
     16. Trademark Licenses.
          (a) McKesson Automation Inc., a Pennsylvania corporation and an Affiliate of MCC (“MAH”), owns or has the right to use the trade name and corporate name “McKesson Automated Healthcare” in both block letter and stylized formats, and the MAH logo, and the marks set forth on Exhibit D hereto (collectively, the “MAH Trademarks”). Promptly after the Closing Date, MCC will use its reasonable best efforts to cause MAH to grant to Purchaser a personal, royalty-free, non-transferable, limited, non-exclusive license to use the MAH Trademarks as necessary in order to perform servicing responsibilities hereunder if and when assumed by Purchaser. Purchaser’s use of the MAH Trademarks shall be consistent with the terms provided and be in compliance with applicable law.
          (b) McKesson Automation Systems Inc., a Louisiana corporation and an Affiliate of MCC (“MAS”), owns or has the right to use the trade name and corporate name “McKesson Automation Systems” in both block letter and stylized formats, and the MAS logo, and the marks set forth on Exhibit D hereto (collectively, the “MAS Trademarks”). Promptly after the Closing Date, MCC will use its reasonable best efforts to cause MAS to grant to Purchaser a personal, royalty-free, non-transferable, limited, non-exclusive license to use the MAS Trademarks as necessary in order to perform servicing responsibilities hereunder if and when assumed by Purchaser. Purchaser’s use of the MAS Trademarks shall be consistent with the terms provided and be in compliance with applicable law.
          (c) All use of the MAS Trademarks and the MAH Trademarks shall inure to the benefit of MAS and MAH, as applicable, and Purchaser shall acquire no rights in the MAS Trademarks or the MAH Trademarks by virtue of its use. Purchaser shall not use the Trademarks in conjunction with any other name, term or mark so as to form a combination mark. The licenses granted under subsections (a) and (b) of this Section 16 are personal to Purchaser and shall terminate upon the termination of this Agreement or any assignment or transfer by Purchaser of its rights or obligations under this Agreement, except to a Permitted Assignee who is an Affiliate of Purchaser upon notice thereof from Purchaser to MCC.
     17. Notices. All notices, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered by hand or by Federal Express or a similar overnight courier to, or (b) when successfully transmitted by telecopier to, the party for whom intended, at the address or telecopier number for such party set forth below (or at such other address or telecopier number for a party as shall be specified by like notice, provided, however, that any notice of change of address or telecopier number shall be effective only upon receipt):
If to MCC:

McKesson Capital Corp.
One Post Street
San Francisco, California 94104
Telephone No. (415) 983-9339
Telecopy No. (415) 983-8826
Attention: Nicholas Loiacono, Vice President and Treasurer
with a copy to:
McKesson Corporation
One Post Street
San Francisco, California 94104
Telephone No. (415) 983-8319
Telecopy No. (415) 983-8826
Attention: Ivan Meyerson, General Counsel

If to Purchaser:
GE Capital Healthcare Financial Services
20225 Watertower Blvd., Suite 300
Brookfield, Wisconsin 53045
Telephone No. (262) 798-4500
Telecopy No. (262) 798-4530
Attention: Richard Berger
with a copy to:
GE Capital Healthcare Financial Services
20225 Watertower Blvd., Suite 300
Brookfield, Wisconsin 53045
Telephone No. (262) 798-4611
Telecopy No. (262) 798-4590
Attention: Carlos Carrasquillo,
           General Counsel, Equipment Finance
     18. Purchaser Net Worth Reporting Requirement. Purchaser shall deliver immediate written notice to MCC in the event that Purchaser’s net worth at any time is equal to or less than $10.0 billion.
     19. Miscellaneous.
          (a) This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, promises, warranties, covenants or undertakings other than those expressly set forth in this Agreement. This Agreement supersedes all prior negotiations, agreements and undertakings between the parties with respect to such subject matter.
          (b) No amendment of this Agreement shall be effective unless in writing and signed by MCC and Purchaser.
          (c) This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Each of the parties to this Agreement agrees that a signature affixed to a counterpart of this Agreement and delivered by facsimile by any person is intended to be its, her or his signature and shall be valid, binding and enforceable against such person.
          (d) This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and wholly performed within such state.
          (e) Each of the parties hereto hereby expressly and irrevocably submits to the exclusive personal jurisdiction of the United States District Court for the Southern District of New York and to the jurisdiction of any other competent court of the State of New York. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the foregoing courts in any such action or proceeding by mailing copies thereof by registered United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 17 hereof. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.
          (f) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other party; provided, however, that Purchaser may assign its rights hereunder to a Permitted Assignee without the consent of MCC. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns.
          (g) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
          (h) Neither party shall be responsible for delays or failure of performance resulting from acts of God, strikes, walkouts, riots, acts of war, acts of terrorism, epidemics, governmental regulations and power failure.
          (i) Each party shall be responsible for the payment of its own attorneys’ fees, expenses and any other costs incurred in connection with the negotiation and closing of the transactions contemplated by this Agreement and any other documents executed in connection herewith.
          (j) All representations, warranties and indemnities contained in this Agreement (and any other agreement delivered pursuant hereto), all of the Purchaser’s obligations under Sections 11(b), 11(c), 12(d), 12(e) and 16 of this Agreement and all of MCC’s obligations under Sections 2(d), 10, 11(c), 12(a), 12(b), 12(d), 12(e), 12(f), 15 and 16 of this Agreement shall survive the termination for this Agreement.
     20. Jury Trial Waiver. EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF UNDER, OR IN CONNETION WITH, THIS AGREEMENT OR ANY EXHIBIT OR OTHER ATTACHMENT HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER VERBAL OR WRITTEN) RELATING TO THE FOREGOING. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.
[SIGNATURES APPEAR ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties have duly executed this Services Agreement as of the date first written above.

MCKESSON CAPITAL CORP:
By:	/s/ Nicholas Loiacono
Its: Vice President and Treasurer

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ James J. Ambrose
Its: General Manager, Healthcare
Financial Services Equipment Finance

Signature Page to Service Agreement

Exhibit A
MANAGEMENT SERVICES
     MCC, as agent for Purchaser, will provide the following services:
     1. Invoicing and Notices. MCC will invoice customers for lease payments, rental payments, taxes, late charges and miscellaneous billings. Invoices shall be in the same format (including billing headers) as disclosed by MCC to Purchaser prior to the date hereof, or as used by MCC immediately prior to the date hereof or in such other form as customarily used by MCC from time to time and approved by Purchaser No material changes shall be made to the form, and no changes shall be made to the substance, of the invoices without the prior written approval of Purchaser, except to the extent required by law or regulation.
     2. Collections. MCC will make collection efforts with respect to Accounts as specified in the Customer Service and Collection Procedures MCC will provide status reports on overall delinquencies and on individual accounts as reasonably requested by Purchaser, including detail of all material actions taken by MCC with regard to any delinquent accounts MCC will follow any special Purchaser policies or instructions related to the collection of Non-Performing Accounts, provided that such policies and instructions are not inconsistent with the relevant Account Document and do not require MCC to incur additional unreimbursable expenses As necessary, subject to Purchaser’s written approval, and on behalf of Purchaser, MCC will retain and manage outside legal counsel to obtain judgments and assist in the collection of defaults Any compromise, restructuring or settlement of any claim with respect to any lease or rental agreement or Equipment, together with any amendment entered into during the existence of a Default (as defined in the applicable Account Document), shall be subject to the prior written approval of Purchaser, such approval not to be unreasonably withheld Purchaser may, upon prior written notice to MCC, assume all servicing responsibilities with respect to a Non-Performing Account, including without limitation directly enforcing remedies as lessor or rentor under such Account Document In the event of any such assumption, Purchaser shall collect and promptly remit to MCC any and all Ancillary Payment or Residual Interest amounts received by Purchaser (either directly or through the Lockbox Account) after the assumption date In the event that Purchaser shall assume servicing responsibilities pursuant to this Section 2, MCC will notify the applicable Account Parties of such assumption by sending a letter in the form of Exhibit C hereto to such Account Parties, and MCC shall furnish Purchaser with any powers of attorney and other documents necessary or appropriate to enable Purchaser to carry out its servicing responsibilities, and MCC shall cooperate with Purchaser to the fullest extent in order to ensure the collectability of the Purchased Assets Notwithstanding any provision to the contrary contained in this Agreement or the Purchase Agreement, all reasonable, out-of-pocket Account collection and enforcement costs and expenses (including reasonable attorneys’ fees and court costs) incurred by MCC, as agent for Purchaser, in connection with and pursuant to the terms of this Agreement or the Purchase Agreement shall be paid by Purchaser (or promptly reimbursed to MCC if such reasonable cost or expense is advanced by MCC for any reason) and MCC shall have no liability for, or obligation to pay, any such costs or expenses.
     With respect to collections, MCC will follow its existing procedures, except as may be inconsistent with the terms of this Agreement, provided that MCC may make modifications to

-1

such procedures that are not material to Purchaser, provided further that material modifications to such procedures will require the prior written approval of Purchaser.
     3. Realization Upon Non-Performing Accounts; Re-marketing.
          (a) MCC shall, consistent with the Customer Service and Collection Procedures, use commercially reasonable efforts to collect the amounts owed pursuant to any Account Document related to a Non-Performing Account including, to the extent appropriate, taking non-judicial action to accelerate and collect all amounts due under any such Account Document If a Non-Performing Account is more than one hundred and twenty (120) days delinquent, or if a Non-Performing Account is delinquent for less than one hundred twenty (120) days and MCC determines that prompt commencement of litigation or repossession is warranted with respect to such Non-Performing Account, then, if (i) in the reasonable opinion of MCC the anticipated costs are not likely outweighed by the anticipated realization benefit, and (ii) Purchaser has so instructed MCC and agreed to indemnify MCC on account of all costs and expenses incurred by MCC in relation thereto, MCC shall bring an action against the Account Party for all amounts due under any Account Document related to such Non-Performing Account and/or institute proceedings to repossess and sell or re-market the Equipment Notwithstanding the foregoing, MCC shall not accelerate any scheduled Payment unless permitted to do so by the terms of the relevant Account Document or under applicable Law In addition, to the extent that an escrow account has been established to cover defaults on an Account and/or to hold security deposits with respect to an Account, amounts in the escrow account shall be applied by MCC against defaults under such Account as Payments under Section 12(b) of this Agreement.
          (b) MCC shall use commercially reasonable efforts, consistent with the Customer Service and Collection Procedures, to accelerate, repossess, or otherwise comparably convert the ownership of any Equipment that it has reasonably determined should be repossessed or otherwise converted following a default under any Account or upon the expiration of the term of any Account Document, and then sell or re-market such Equipment MCC shall follow such practices and procedures as are consistent with the Customer Service and Collection Procedures and as it shall deem necessary or advisable and as shall be customary and usual in its servicing of equipment contracts and other actions by MCC in order to realize upon such Account, which may include commercially reasonable efforts to enforce, as agent for Purchaser, any recourse obligations of Account Parties and repossessing and selling the Equipment at public or private sale MCC, as agent for Purchaser, shall use commercially reasonable efforts to lease, sell or otherwise dispose promptly of items of Equipment repossessed in relation to Non-Performing Accounts, consistent with the Customer Service and Collection Procedures The foregoing is subject to the provision that, in any case in which the Equipment shall have suffered damage, MCC shall not be required to expend funds in connection with any repair or towards the repossession of such Equipment unless it shall determine in its good faith business judgment that such repair and/or repossession will increase the Liquidation Proceeds by an amount materially greater than the amount of such expenses.

          (c) In performing its re-marketing responsibilities hereunder:
               (i) MCC will not discriminate between the Equipment and equipment owned by another party to whom MCC may be bound to provide re-marketing assistance or any equipment owned by MCC.
               (ii) MCC will not permit any lien, encumbrance or claim to attach to the Equipment.
               (iii) MCC will warrant that the Equipment that is delivered to a buyer; lessee or renter will be in good working order, condition and repair, conforming to specifications according to MCC’s (or an applicable McKesson Affiliate’s) current warranty policy for used equipment and is in satisfactory condition and meets all applicable standards established by any applicable governmental entity.
               (iv) MCC will not agree to any sales price (unless greater than the delinquent amount due to Purchaser related to the applicable Account) or lease or rental payment structure without the prior written approval of Purchaser.
          (d) MCC shall remit to the Lockbox Account all Liquidation Proceeds within two Business Days of receipt and shall furnish to the Purchaser, no later than the next Payment Date, a certificate setting forth the basis for MCC’s determination of the amount, if any, of such Liquidation Proceeds.
          (e) MCC shall remit to the Lockbox Account on the Lockbox Account Sweep Date all payments made with respect to any Credit Enhancements of an Account Party’s obligations under any Account Document.
     4. Customer Service.
          (a) MCC shall provide to Account Parties normal and customary customer services (which shall be determined based on the type, kind and quality of customer services provided with respect to the Purchased Assets immediately prior to the date hereof, including telephone etiquette and issue-resolution guidelines) using the customer services telephone number used in connection with the management of the Purchased Assets immediately prior to the date hereof Such services shall include responding to requests for information concerning the status of an Account Party’s Account Document and invoicing information.
          (b) MCC will update its operating system to reflect changes that are approved by Purchaser and will provide detailed system change information to Purchaser.
     5. Access to Records. Upon receipt of a request of Purchaser, MCC shall provide Purchaser with access during regular business hours to the Account Documents that are held by MCC or that are under its control and that are necessary to enable Purchaser to respond to Account Party inquiries or otherwise manage the Purchased Assets that are being serviced under this Agreement Purchaser shall be entitled to make copies of, and extracts from, such Account Documents, or, in the case of Account Documents that constitute chattel paper, to obtain the originals thereof MCC shall designate individuals (and an alternate in case such individuals are not available from time to time) to be the primary contacts with Purchaser for this purpose.
     6. Management Reporting. MCC will provide to Purchaser on the tenth (10th) Business Day of each month, a computer tape and a diskette (or any other electronic transmission reasonably acceptable to the Purchaser) in a format reasonably acceptable to Purchaser, containing information with respect to each Account sufficient to determine the Payments made with respect to such Account In addition, MCC will provide such other reports and information to Purchaser, and with such frequency (or on an ad hoc basis), as necessary to allow Purchaser to track the performance of the Purchased Assets per Purchaser’s systems and requirements Such reports shall include, but not be limited to, reports with respect to taxes, collection, delinquency, payment posting, customer service activities, cash application, letters of credit, insurance and accounting (including reports for general ledger entries for all lease accounts and monthly detailed reports showing income recognition, net asset values, receipts and dispositions). The parties shall cooperate in good faith after the date hereof to agree on the forms of such reports.
     7. System Maintenance.
          (a) MCC will, at its own cost and expense, retain its current contract management system, or an alternative system of at least equal capability, used by MCC to perform services hereunder in respect of the Purchased Assets MCC will ensure appropriate disaster recovery and data backup routines with respect to Purchased Assets.
          (b) MCC will and will cause any subcontractor to maintain its computer system to produce all required billing, portfolio accounting, tax and other reports and will keep current with updates and revisions.
          (c) MCC shall provide Purchaser with access, through a MCC employee, to the database used to service the Purchased Assets, to facilitate day to day inquiries and transaction processing (such computer programs and/or systems referred to collectively as the “Accessible Systems”).
          (d) MCC shall process all collections and other updates, modifications, cancellations or restructurings, if any, to the Leases, which modifications, cancellations or restructuring have been approved in writing by Purchaser, on MCC’s operating system.
          (e) MCC shall maintain and service the Accessible Systems in accordance with its maintenance and service standards in all material respects as in effect as of the date hereof.
     8. Sales and Property Tax Collection and Reporting. MCC will use its commercially reasonable efforts to collect sales, use and property taxes and provide tax data to Purchaser to be combined with Purchaser’s existing filings within each jurisdiction MCC will maintain appropriate records and assist Purchaser with any sales, use and property tax audits.
     9. Accounts Payable. If requested by MCC, Purchaser will maintain an account for payment of taxes, outside legal, repossession and repair costs, and other cash disbursements, per procedures to be established.

     10. UCC Financing Statements. MCC will file and follow for UCC assignments, filings, extensions, terminations, continuations, etc. on every piece of collateral, and provide appropriate reports to Purchaser in connection therewith. Without limiting the foregoing, MCC shall as soon as practicable but in no event later than ninety (90) days following the Closing, (i) investigate specific lapsed UCC filings upon Purchaser request and take reasonable corrective action as mutually agreed to be appropriate; and (ii) make such filings and take such other actions as are necessary or desirable to Purchaser to establish and maintain perfection under Revised Article 9 of the Uniform Commercial Code.
     11. Consultation. Upon reasonable request of Purchaser, during normal business hours and in such a manner as shall not unduly interfere with or disrupt the operation and conduct of MCC’s other businesses, and subject to the customary security policies of the McKesson Affiliates MCC shall permit Purchaser to consult on a reasonable periodic basis with the applicable employees of MCC or its Affiliates providing services hereunder or, to the extent that such persons continue to be employees of MCC or its Affiliates, who were involved in MCC’s operation of the Purchased Assets prior to the date hereof.
     12. General. MCC shall perform its services under this Agreement in accordance with MCC’s servicing manual as in effect on the date hereof except as may be inconsistent with the terms of this Agreement, provided that MCC may make modifications to such manual that are not material to Purchaser, provided further that material modifications to such manual will require the prior written approval of Purchaser.
     13. Conversion. MCC shall provide Purchaser reasonable assistance with conversion of all requested Payment data, including, but not limited to, data mapping sessions with appropriate representatives of MCC or its Affiliates, transfer of data extracts in a form requested by Purchaser and assistance with problem resolution and reconciliation.

Exhibit B
Customer Service and Collection Procedures
See attached.

MCKESSON CAPITAL CORP.
CUSTOMER SERVICE & COLLECTION
PROCEDURES

Collection Representative
Key Responsibilities
[*****] —Contact clients and return incoming phone calls to collect delinquent accounts. Fax statement copies to Accounts Payable and Director of Pharmacy to initiate Payment process. Supply Purchasing Department with equipment locations in order to create Purchase Order. Generate check history spreadsheets and equipment summary spreadsheets to provide customers more detailed information of their accounts.
[*****] —Contact clients regarding new contracts that are back-billed over [*****] days. Research contract problems associated with past due accounts and possible Commencement date issues. Contact business unit sales force to confirm intentions of contract. Send customers needed documentation/contract so payment can be processed.
[*****] —Provide administrative support for Leasing Manager and Senior Accountant. Enter new contracts in [*****], mail any documentation needing attention for Leasing Manager.
[*****]—Contract compliance, UCC filings and insurance information.

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Collection Representative
Daily Duties
•	Return phone calls from Customer calling with questions, concerns, information needs.
•	Begin [*****] collection calls to customers with [*****] days outstanding on account. (See Sample Delinquency Report)
•	Post payments into [*****] and record checks received that paid accounts [*****] days old.
•	If applicable, call customers that sent incorrect payment amount. Instruct Accounts Payable Representative to correct situation. In certain situations, a check history spreadsheet, equipment summary spreadsheet, or internal check journal may be necessary.
•	Resume [*****] collection calls to customers.
•	The below are completed when [*****] calls are finished depending what day of the month it is.
1) Research Contract Problems with business units

2) File UCC’s

3) Update Insurance Records

4) Process Monthly Statements

5) Input new contracts to [*****], mail new insurance requests

6) Research contract questions with business units

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

[*****] Days Past Due Accounts
•	Collection Representative will verify if information on Phone Audit Form is the same as the information on the Account Statement (see PhoneAuditForm.doc).

•	Collection representative will generate word document (see DemandLetterOver[*****]. doc). Send document via regular mail.

•	Account is added on to Collection Representative’s worklist.

•	Collection Representative pursues Accounts Payable for missing payment or partial payment.

•	Collection Representative will update notes on [*****] (see [*****]Collection.doc) and follow up date on the CDI (Contract detail Information) screen.

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

[*****] Days Past Due Accounts
•	If there’s no response from Accounts Payable and no payment is received, collection representative will call customer’s primary contact person (i.e. Director of Pharmacy or Director of Materials Management). Collection Representative will update notes on [*****] (see [*****]Collection.doc) and follow up date on the CDI (Contract Detail Information) screen.

•	If customer’s primary contact person is not available, collection representative will leave a message (see CollectionScript1.doc). Collection Representative will update notes on [*****] (see [*****]Collection.doc) and follow up date on the CDI screen.

•	Collection Representative will follow up after [*****] days and leave the following message (see CollectionScript2.doc). Collection Representative will update notes on [*****] (see [*****]Collection.doc) and follow up date on the CDI screen.

•	Once contact is made with customer’s primary contact person, Collection Representative will make arrangements to bring past due account current. Past Due Account will be classified under [*****] on the CDI screen.

•	[*****].

•	Collection Representative involves business unit sales force and project management team for assistance to induce customer to pay or if necessary, documentation is obtained to amend the contract.

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

[*****] Days Past Due Accounts
•	Collection Representative will continue to follow up with customer’s primary contact person regarding [*****]. Collection Representative will update notes on [*****] CDI screen (see [*****]Collection.doc).

•	Collection Representative will continue to work with business unit sales force and project management team until payment is received or a contract amendment is signed.

•	If payment is not received or contract structure is not adjusted, Financial Services Department Management is informed.

•	Leasing Manager will research if customer has other McKesson accounts that are also past due. Leasing Manager will generate word document (see DemandLetterOver[*****].doc) and update CDI screen. Send documents via certified mail with return receipt. Leasing Manager will update notes on [*****] (see [*****]Collection.doc).

•	If after several [*****] fall through, Leasing Manager will generate word document (see DemandLetterOver[*****].doc) and update CDI screen. Send documents via certified mail with return receipt. Leasing Manager will update notes on [*****] (see [*****]Collection.doc).

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

[*****] Days Past Due Accounts
•	If customer does not respond or no payments are received, account is referred to an outside Collection Lawyer (see CollectionLawyer.doc). Business Unit Management is informed. Leasing Manager will update notes on [*****] CDI screen (see [*****]Collection.doc).

•	Leasing Manager will prepare Legal File for Collection Lawyer (see CollectionFileSummary.doc and CollectionFileChecklist.doc).

•	Legal File will be sent out to Collection Lawyer.

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

EXHIBITS AND SAMPLE DOCUMENTS

Capital Corp.
One Post Street, Suite 2900
San Francisco, CA 94104
PHONE AUDIT FORM
Date:

Contract No.:	CCAN:

Customer Name:

DBA:

Address:

Contact Name:	Position:

Phone No.:	Fax No.:

Billing Address:

Purchase Order No.:	AP Contact:

AP Phone No.:	AP Fax No.:

Federal Tax ID Number:

[*****]
[*****]
[*****]

[*****]:	[*****]:	and [*****]: .

[*****] Please describe.

Other comments and special instructions:

Performed by:	Date:

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Capital Corp.
One Post Street, Suite 2900
San Francisco, CA 94104
(415) 983-8410
PAST DUE [*****]
LETTER
March 26, 2001
Name
Customer Name
Customer Address
Re:
Dear :
A recent review of your account shows we had yet to receive your payment due on for the amount of .
If your check has already been mailed we thank you, if it has not, please be sure to send it out immediately.
If there are any reasons why a check cannot be mailed please call us at (415) 732-2644.
Thank you,
Neil D. Ricafrente
Financial Services Department

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Capital Corp.
One Post Street, Suite 2900
San Francisco, CA 94104
(415) 983-8410
PAST DUE [*****]
LETTER
Friday, January 03, 2003
Name
Customer Name
Customer Address
Re:
Dear :
Our records show that we have not received payment for the Acudose-Rx cabinet rental.

The monthly billing statement was sent to your attention on. Per the agreement executed between our two companies, Acudose-Rx cabinet rentals are due on the of each month.
Please expedite a payment of to pay your Pakplus service. If there is any reason why a check cannot be mailed please call us at (415) 732-2644.
Thank you,
Neil D. Ricafrente
Financial Services Department

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Capital Corp.
One Post Street, Suite 2900
San Francisco, CA 94104
(415) 983-8410
PAST DUE [*****]
LETTER
August 24, 2001
Customer Name
Customer Address
Re:
Dear
As of today we have not received a check from you. Your account is now significantly past due. If we do not receive $by we will be forced to exercise our rights under the Rental Agreement.
Please see that the above requested payment is sent to us immediately. If payment cannot be sent please contact us at .
Thank you,
Neil d. Ricafrente
Financial Services Department
CC:

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Capital Corp.
One Post Street, Suite 2900
San Francisco, CA 94104
(415) 983-8410
[*****] LETTER

Friday, January 03, 2003

Name Customer Name Customer Address

Re:

Dear :
We are in receipt of a payment you have made forto. However, we still need to receive in order to bring your account current.
If a payment has already been mailed we thank you, if it has not, please be sure to send it out immediately. In order to ensure that payments are credited to your account in a timely manner please send payments to:
McKessonHBOC Capital Corp.
21728 Network Place
Chicago, IL 60673-1217
If you have any questions, please call us at (415) 732-2644.
Thank you,

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Neil d. Ricafrente
Financial Services Department

LEGAL COLLECTION FILE CHECKLIST
Collection File Checklist
1.	Collection File Summary Form

2.	Account Summary Excel Spreadsheet.

3.	Consolidated Account Summary Excel Spreadsheet (if applicable).

4.	Payment History Printout.

5.	Copies of Demand Letter sent to customer.

6.	Copy of Rental Agreement.

7.	Copy of Maintenance Agreement.

8.	Copy of UCC-1 Fillings

9.	Other relevant documents and correspondence.

[*****]COLLECTION.DOC
[*****] Procedure to update collection notes;
1. From [*****] Master Menu go to Leasing Menu

Menu Number: 1	[*****] Master Menu	11/12/02

3 MCKESSON	IL.9F-213.09

1) Company Maintenance Menu	SYS.9F-032
2) Leasing Menu
3) Credit Application Menu
4) General Ledger Link
5) Accounts Payable Interface Menu
6) Operations Menu
7) Miscellaneous Menu
8) Security Maintenance Menu
9) [*****] Online Information
10) System Maintenance Menu
11) Interface Menu
Enter Selection 2
2. From Leasing Menu go to Customer Service Menu

Menu Number: 35	Lease Master Menu	11/12/02

3 MCKESSON	IL.9F-213.09

1) Table Maintenance Menu	SYS.9F-032
2) System Maintenance Menu
3) Contract Maintenance Menu
4) Asset Maintenance Menu
5) Accounts Receivable Menu
6) Customer Service Menu
7) Disposition and Gain/Loss Menu
8) Credit Bureau Extract Menu
9) Insurance Tracking Menu
10) Report Menu
11) Report Queue Menu
12) Period-End Close and Purge
Enter Selection 6

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

3. From Customer Service Menu go to Contract Servicing Menu

Menu Number: 5	Customer Service Menu	11/12/02

3 MCKESSON	IL.9F-213.09

1) Customer Service Parameter Maintenance	SYS.9F-032
2) Customer Service Parameter Inquiry
3) Collector Parameter Maintenance
4) Repo Collector Parameter Maintenance
5) Customer Summary Information
6) Contract Servicing Menu
7) Invoice Number Inquiry
8) Purge Customer Messages
9) Collection Reports
10) Customer Data Inquiry
Enter Selection 6
4. From Contract Servicing Menu, enter 01 for Department Number field then hit Enter.
5. Enter Collection Representative’s number on the Personnel Number field then hit Enter.
6. Choose Contract detail Information on the Contract Servicing Menu then hit Enter.

CUST.00	Contract Servicing Menu	11/12/2002

Department Number 01 COLLECTIONS

Personnel Number. 0007 Neil D. Ricafrente

Office Number.... 0376 Home Office

1) Existing Worklist
2) Create New Worklist
3) Contract Detail Information
4) Contract Detail Inquiry
5) Collector Parameter Inquiry
6) Generate Worklist Report
Repossession Worklist
Selection 3

7. Enter Lessor Number then hit Enter.
8. Enter Contract Number then hit Enter.

CUST.02	Contract Detail Information	11/12/2002
Lessor.. XXX
Contract XXXXXX-XXX
9. Choose Message Maintenance Menu, Select 34.

CUST.02		Contract Detail Information	11/18/2002
	**	More Messages **
Lessor.. 0XX		Cust XXXXXXXXXXXXXXXX	Branch 8835 MAH
Contract XXXXXX-XXX Cntc XXXXXXX 01* Dealer
L/Worked 11/14/02		Tel. XXXXXXXXX

02* Delin Cd 61	Commenced. 01/01/00	20* End Dep
L/Pymt... 09/17/02	Cont Term. 49	21* Tot Due 44,400.00
Paid To.. 09/01/02	Term Date. 02/01/04	22* Tot P/D 33,300.00
Due Day.. 01	14* Asset Data	Net Res
Lead Days 15	Gross Cont 543,900.00	Collat.
B/Cycle.. YYYYYYYYYYYY Pymts 32.0 355,200.00 25* Comment
Pymt Amt. 11,100.00 Balance... 188,700.00
09) PO Num B140202-A1	Net Invest 179,937.62 26* B/O Msg
10* Inv Desc Robot-Rx Sec Dep...
33* Related Parties
27) Agent.... 0023 XXXXXX
28) Lock Agnt N No	31* Collection Cntct Data	34* Message Maint
F/U Date	Cod Message	35* Message Delete
29) 11/18/2002 NJS look for journal		36* Follow/up Hist
30* Follow-up Data	32* More Contact Info	37* Detail Info
Selection 34

10. Hit Enter 2 times until last documented message appears.

CUST.02	Contract Detail Information	11/18/2002
** More Messages **
Lessor.. XXX Cust XXXXXXXXXXXXXXXXX Branch 8835 MAH
Contract XXXXXX-XXX Cntc XXXXXXXXXXX 01 * Dealer
L/Worked 11/14/02 Tel. XXXXXXXXXX

02* Delin Cd 61	Commenced. 01/01/00	20* End Dep
L/Pymt... 09/17/02	Cont Term. 49	21* Tot Due 44,400.00
Paid To.. 09/01/02	Term Date. 02/01/04	22* Tot P/D 33,300.00
Due Day.. 01	14* Asset Data	Net Res
Lead Days 15	Gross Cont 543,900.00	Collat.
B/Cycle.. YYYYYYYYYYYY Pymts 32.0 355,200.00 25* Comment
Pymt Amt. 11,100.00 Balance... 188,700.00
09)
Message Histories for the COLLECTIONS Department

Seq.. 83  tt Mary, she said Sept. and Oct. were paid on Nov. 1 but sent to another lockbox in Chicago. Emailed Mary to see if she could journal.
     Date 11/14/02    Message Type 1 Contract
     Time 11:42           Personnel XXXXXXXX
Selection
11. Enter “a” to add comments.
12. Type comments then hit Enter to Save and to Exit Screen.

MCKESSON CAPITAL CORP.
LEASE ADMINISTRATION
PROCEDURES

LEASES ADMINISTRATION SYSTEM
BACKGROUND
McKesson Capital Corp. (MCC) was started in 1999. At the same time, a Lease Administration System ([*****] developed by [*****]) was selected to be the backbone of the operation. Initially, McKesson ran on a parallel system, one based on a manual Excel spreadsheet and the other on [*****] Software. Over this time period, MCC has probed and fine-tuned the process. MCC has added valuable features on the process imbedded with controls so errors are caught at the on time of inception and data integrity is ensured. These improvements have also resulted in usable tools that are used for General Ledger account reconciliation, cash reconciliation, information reporting, customer service and etc.
LEASES TRANSFER/SALE TO MCC
     Copies of contracts are received from the business units. These are reviewed for accuracy and completeness and verified with a preliminary spreadsheet showing the details of the equipment as accepted in accordance with the terms of the contract, the present value of the stream of payments being transferred, lease monthly payment, pass through items such as maintenance, packaging fees, resource fees, cosource fees, installation fees and other related charges.
     If everything is in order, a standard inter-unit journal (980) is requested from the business unit backed up by our final spreadsheet (see Exhibit 001) and a Lease Contract Purchase Report (see Exhibit 002). which will provide for the general ledger entry of new contracts and contract changes such as extensions, restructures, etc. An Amortization Schedule (see Exhibit 003) and a Leasing Checklist (see Exhibit 004) are initiated in preparation for loading into the [*****] System.
     Contract Numbers are assigned as follows:

XXX	Lessor Code which is [*****] for MCC

XXXXXX	First 3 stands for the business unit ([*****] for MAH

[*****] for APS, etc.), next 4 for the series.

XXX	type of contract/equipment.

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

LOAD NEW LEASES
     This process is menu driven and extreme caution must be exercised to make sure information is 100% accurate as this will significantly impact all charges automatically billed to customer each month and all financing, credit, management and other information generated for reporting purposes. Data is input from Leasing Checklist and cover page of Rental Agreement or Customer Order Form.
     See Exhibits 004, 005, 101 thru 111

EXHIBIT 005
McKesson Automation Inc.
MAI Product Rental Agreement

Lessor	Lessee
Our Legal Name:	Hospital Legal Name:
McKesson Automation Inc.	[*****]

Street Address:	Street Address:
700 Waterfront Drive	[*****]

City, State, Zip Code:	City, State, Zip Code:
Pittsburgh, PA 15222	[*****]

Telephone:	Telephone:
(412) 209-1400	[*****]

Telecopy:	Telecopy:
(412) 209-1414	[*****]

Contact:	Contact:
[*****]

Tax Identification Number:
MAI Product Rented:

Product:	Rental Number	Serial Number:	Software Version:
5 — AcuDose-Rx (main)
5 — AcuDose-Rx (aux)
2 — AcuDose-Rx (tower)
MAI Product Location:

Building:	Floor:	Room:

Rental Terms:

Term:	Monthly Rent:	Total Rent:
[*****] Months	5 AcuDose-Rx (main) [*****]	5 AcuDose-Rx (main): [*****]
	5 AcuDose-Rx (aux) [*****]	5 AcuDose-Rx (aux): [*****]
	2 AcuDose-Rx (tower) [*****]	2 AcuDose-Rx (tower): [*****]
	Total Monthly Rent: [*****]	TOTAL RENT: [*****]

Rental Number:	Rental Date:

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Data Entry Screens

CMAINT.00	Lease Contract Maintenance	10/23/2002
          Exhibit 101
Lessor............. [*****]
Contract.......... [*****]
Cust Credit Acct NNNNNNNNNN
For an existing customer use the original CCAN# assigned and system will automatically bring you to Contract Type Screen# but it is recommended that a review of equipment location and receivable address be done or updated
Hit Shift + for a new customer

CMAINT.00	Lease Contract Maintenance	10/23/2002
Lessor............. [*****]
Contract.......... [*****]
Cust Credit Acct [*****]
Customer Credit Code. C CBR                Select option C for Contract Balance Receivable
Customer Credit Limit 100,000.00           Enter Total Rent on cover page of Rental Agreement
Relationship............. NNNN.NNNN

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

CMAINT.01		Lease Contract Maintenance		11/18/2002
Customer Addresses
Contract XXX-XXXXXX-XXX			Exhibit 102

01*	Customer Name/Address Detail		02* Accounts Receivable Name/Address Detail
	Cust Name. XXXXXXXXXXXX		A/R Name.. XXXXXXX
	Short Name		Attention. XXXX
DBA..... XXXXXXXX

	Commercial Bureau Addr Detail		Consumer Bureau Address Detail
	Cust Name.	Last Name.
	DBA.....	First Name

05*	Related Parties	Title	Code	Phone

06*	Contact Data		07) Cntc Phone XXXXXXXXX
08)	Req Signature XXXXXXXXX		09) Req Phone. XXXXXXXXX
10)	Cntc Fax Ph.. XXXXXX
Selection

CMAINT.01	Lease Contract Input	10/23/2002
Customer Addresses
Customer Name/Address
(Equipment location)|

01)	Name.....
02)	Address 1.
03)	Address 2.
04)	Address 3.
05)	City.....
06)	State.....	07) Zip
08)	Country.....
09)	Short Name
10)	DBA.....

‘*’	to back up, ‘@’ to drop to bottom, ‘/’ to

CMAINT.01	Lease Contract Input	10/23/2002
Customer Addresses
Accounts Receivable Name/Address

01)	Name.....
02)	Address 1.
03)	Address 2.
04)	Address 3.
05)	City.....
06)	State.....	07) Zip
08)	Country.....
09)	Attention.

CMAINT.01	Lease Contract Input Customer Addresses	10/23/2002
Contract [*****]

01*	Customer Name/Address Detail	02* Accounts Receivable Name/Address Detail
	Cust Name.	A/R Name
	Short Name	Attention.
DBA.....

06*	Contact Data	07) Cntc Phone
08)	Req Signature	09) Req Phone.
10)	Cntc Fax Ph.

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Customer/Insurance Data
     Exhibit 103
Contract [*****]
     Hit Shift@ enter system will automatically assign CCAN# for new customer

01) Customer ID.....___ ________________	Service Code...
02) Fed ID/Soc Sec #	18* SIC Code
03) Credit Score.....	19) Local SIC Code.....
04) Facility Score	20* NAICS Code
05) Per Fin Stmt.....	Parent Code
06) L/C Date	22* Add Inc Data
07) Collateral Cd	23* Broker Data
08* Collateral Asset	Customer Data Inquiry
09* Collateral Cont	25) Insur Status
10) Fiscal Yr End.....	26* Insur Data Enter Insurance data if available
Credit Acct.....	27* Filing Data Enter UCC-1 filing info if available
Cust Credit Acct	28* Early Buyout Options
Application Num.	29* Funding Data
14) Consumer(Y/N).....	Credit Application
15) Purpose of Loan.	Dealer Payables
16) Sale Code.....	32* Additional Cust/Ins Data

‘*’ to back up, ‘@’ to drop to bottom, ‘/’
***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Contract Data	Exhibit 104
Contract [*****]
     Contract Type..... TL
Contract Data
Contract [*****]

Contract Type..... TL True Lease	Gross Equip Cost.
02) Date Into System.. 10/23/2002	18) Int Tax Exempt... N No
03) Booking Date.....	19) Inc Start Date...
04) Commencement Date. Lease Start date	20) Pre-Tax Yield....
05) Contract Term..... # months remaining	Blended Target...
Termination Date..	22) Delayed Income... N No
07) Income Method..... E Ef/Yield	23) Pymts in Arrears. N for MAH, Y for APS
08) Floating Rate..... N No	24* DC
09) Num End Pymts/Adv.	25) Non-Accrual After
10) Ending Pymts/Adv.....	26* Residual Data
11) Interim Interest.....	After Tax Data
12) Security Deposit.....	28* Prov Loss/Reserve Data
13) Gross Contract.... Rental remaining	Writedown Data
14) Gross Finance..... Rental income	Renewal Data
15) Set-Up Income.....	Blended Income Data
(23 Net Finance Income	32* Customer View N No
System defaults on the rest

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Contract [*****]
Contract Invoicing Data
Contract [*****]

01) Purchase Order..... if available	18) Follow-up Days...
02) Num of Units.....	19) Billing Cycle:
03) Invoice Descrip.. Type of Equipment, quantity	J F M A M J J A S O N D
(04) Invoice Code..... C for contract M fills Y on each month
05) Invoice Format.....	Final Pymt Date.....
06* Link Data Next Inv Date.....
07) Lead Inv Days.... System defaults to 15	Next Aging Date...
08) Invoicing Due Day System defaults to 1	Next Lt Chrg Date.
09) Variable Payment. N for even payments	Next Daily Lt Chrg
Y for uneven payments
10) Contract Payment. monthly rental if 09 is N	Remit To..........
Minimum Payment.....	26) Quote Buyout......
(12) Payment Option.....
13) First Payment Amt Interim rent or 1st month’s rent	27* Late Charge Data
14) First Pymt Date.. Prorate Date or 1st month’s due date	End Pay Deposit
15) Num Beg Pymts/Adv	Tax Pymts Entered.
16) Use Tax Resp.....	Tax Data
VAT 1st Pymt Date	Print Pymt Receipt

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Late Charge Data
Exhibit 105
Contract [*****]

01) Late Charge Exempt.....	N, if exempt enter Y	Late Charges Due
02) Float Rt Mthly LC.....	Y	Last Lt Chrgs.....
03) Late Charge Code.....	S	Late Charge Date
04) Late Charge Rate.....		Current LC Rcvb.
05) Monthly LC Begin Date		Open Item Data
06) Min Late Charge.....		LC Tax Rates
07) Max Late Charge.....		Int LC Exempt.....
08) Flat Fee Monthly LC.....		Int Lt Chrg Data
09) Daily Late Charges.....	Y	Float Rt Mthly Lt Chrg Data
Float Rt Daily LC.....		Float Rt Daily Lt Chrg Data
Daily Lt Chrg Rate.....	[*****]	Float Rt Int Lt Chrg Data
Lt Chrg Days in Month	31	27* Late Charge Memo
Lt Chrg Days in Year.	360
Daily Lt Chrg Amount.
15) Grace Period	no. of days

Internal Codes
Contract [*****]

01) Promotion... ___	01 if HCA 03 if CoSource	12) Comm Basis.....
02) Product Line	= to select applicable code	13) Comm
Amount.....
03) Program Type	95	14) Tax Sale Code.....
04) Relationship		15) Municipal Lse.....
05) Business Seg	= to select applicable code	16) Sale/Leasbk.....
06) Region.....		17) Non-Notification
07) Branch.....	= to select applicable code	18) Adv Rate Pct.....
08) Legal Status		19) Pending Code.....
09) Def Collectr		REVS Cont St.....
10) Lead Bank.....		21) GL Link Index... = to select
applicable code
ABS State.....

22* Marketing Reps		26* Appry Auths 30* Additional
Internal Codes
23* Remit to Code	02 for MCC	ACH Data
Aggregate Data		28* Dealer Fields
25* Invoice Message		29* Lessor Subsidiary

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

CMAINT.06	Lease Contract Input	10/23/2002
Internal Codes

CMAINT.07.NUM Lease Contract Maintenance	10/23/2002
Variable Payments

Contract [*****]	Contract Type	True Lease
Contract Term 61	Billing Cycle:	J F M A M J J A S O N D
Total Amount 257,545 60		Y Y Y Y Y Y Y Y Y Y Y Y

Num Pymts	Amount

001) 1	1,705.60
002) 60	4,264.00

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Asset ID NNNNNNNN
Exhibit 106
Lessor..... [*****]
Contract [*****]
CCAN [*****]
Cust Name
Hit Shift+ to set up asset

Asset Description, Vendor and Tax Data
Contract [*****] Asset 1	Asset ID 1731

01) Asset Desc...	Collateral Ct
02) Model.....	19* Recourse Data
03) Year Of Manuf	20) Delivery Date Enter acceptance date
04) Quantity.....	Vehicle Make.....
05) Serial Number	Vehicle Body.....
06) License Number	Plate Type.....
07) Equip Number.	24* Inspect Data
08) Asset Code.....	25) Prop Tax Status
09) Asset Status. Status Date.....	26* Prop Tax Data Prop Tax Location
11) Last Use Date	28* Filing Data
12) New/Used Code	DFS UCC Data
13) Date Entered.	30) SIC Code.....
14) Asset Vendor. Local Vendor.	31) NAICS Code..... 32* G/L Masking Data
16) Manufacturer.	33) ADR Class.....
17) Collateral Cd

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Asset Location and Tax Rate Data
Exhibit 107
Contract [*****] Asset 1 Asset ID 1731

01) Asset Addr1..... Will default to equipment location address
02) Asset Addr2.....
03) Asset City.....
04) Asset State.....	05) Asset Zip
06) Asset Country...	07) Eff Date.
08) Asset Location.. St) Cnty) City)

09) State Tax Code.. 31 exempt 150 for rental tax	18) City Tax Code... 31 exempt 150 for rental tax
10) Misc St Tax Code 31 exempt 150 for rental tax	19) Misc City Tax Cd 31 exempt 150 for rental tax
11) LC State Tax Cd.	20) LC City Tax Code
12) State Tax %....	21) City Tax %.....
13) County Tax Code 31 exempt 150 for rental tax	22) City Trans Tax %
14) Misc Cnty Tax Cd 31 exempt 150 for rental tax	23* Maximum Tax Data
15) LC Cnty Tax Code	24* State Tax Notes
16) County Tax %....	25* County Tax Notes
17) Cnty Trans Tax %	26* City Tax Notes

Selection

‘*’	to back up one filed or ‘?’ for help

Asset Location and Tax Rate Data
***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

MAX.TAX.DETAIL Asset Dependent Data Input 10/23/2002
Maximum Tax Data
Contract [*****] Asset 1 Asset ID 1731

01) Max State Tax.....	15) Max City Tax.....
CTD State Tax Rcvd	CTD City Tax Rcvd.
03) Mo’s Stat Txd Rent	17) Mo’s City Txd Rent
MTD State Txd Rent	MTD City Txd Rent.
YTD State Txd Rent	YTD City Txd Rent.
CTD State Txd Rent	CTD City Txd Rent.
7) St Tax Rchd Date..	21) City Tax Rchd Date
8) Max Cnty Tax...... Enter maximum county tax due
CTD Cnty Tax Rcvd.
10) Mo’s Cnty Txd Rent
MTD Cnty Txd Rent.
YTD Cnty Txd Rent.
CTD Cnty Txd Rent.
14) Cnty Tax Rchd Date

Selection

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Costs & Residuals Data
Exhibit 108
Contract [*****] Asset 1 Asset ID 1731

01) List Price..... Equipment Cost	15) Purchase Option
02) Dealer Comm.....	16) Pur Option Date
03) Discount.....	17) Renewal Option.
04) Original Cost..... Equipment Cost	GST Paid Amt...
05* Upfront Tax	GST Paid Date...
06* Other Costs	20* Residual Data
07) Asset Cost.....	Tax on Profit
08) Sales Profit..... Equipment Cost	Blended Income Data
09) Cost % on Rental N No	Dealer Payables
10) Rental Amount... monthly rental	Like Kind Exchange
Asset Cost Pct..
Inventory Value.
13) Dealer Reserve..
14) Down Pymt Pct...
01) Detailed Asset Description
Contract [*****]           Asset 1           Asset ID 1731

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

INSERT mode: Enter text, press ~	Exhibit 109
Federal Depreciation/ITC Data
Contract [*****] Asset.. 1 Asset ID 1731
Hit Shift underscore to bypass this screen

01) Begin Depr Date.. 10/30/2002	Fed Optimize Date
02) Fed Convention...	19) Depr Percentages.
03) Federal Method...	ITC Base Amount..
LKE Carryover Tbl	ITC Net Pct.....
LKE Basis Adjust	ITC Gross Pct....
06) Tax Depr Basis...	ITC Income Method
07) Federal Life.....	Tax Reduction Cd.
08) Fed Calc Basis...	25) Previous Years’ Depr:
09) YTD Federal Depr.
CTD Federal Depr.
Monthly Fed Depr.
12) Calc AMT Depr.....
13) Calc ACE Depr.....
ACE/AMT Depr
15) ADR Year.....
16) ADR Class.....
ADR Salvage.....
API.FUND.CHECK AP Interface Funding Maintenance 10/23/2002

Hit enter to bypass

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Contract [*****]	Seq 001
Fund Key 1749

01) Category..... _	17) Invoice Date.....
02) Pymt Type.....	18) Date Due.....
03) Asset Key.....	19* Comments
04) Pay Code....	Misc GL Code.....
05) Dealer/CCAN...	Misc Desc
Name......	22) Delivery Code.....
07) Address 1.....	23) Separate Check.....
08) Address 2.....	Wire Info
09) Address 3.....	Date Sent.....
10) City.....	Ck/Wr Bank.....
11) State.....	Ck/Wr No.....
12) Zip Code.....	Ck/Wr Amount.....
13) Invoice No....	Ck/Wr Date.....
14) Invoice Amt...	Currency.....
Invoice Status U Unapproved
16) PO No.....

***** Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

CMAINT.05	Lease Contract Maintenance	10/23/2002
             Exhibit 110
Current Invoiced Data

Contract [*****]
Invcd [*****] Days Adv	10* Tax Percents
Due	State Tax Due.....
Invcd [*****] Days Adv	County Tax Due.....
Due	City Tax Due.....
Invcd [*****] Days Adv	Trans Cnty Tax Due
Due	Trans City Tax Due
Current Invoiced.	16* Late Charges Due
Due	17* Daily Lt Chrgs Due
Past Due [*****]...	18* Misc Due
Due	19* Misc Past Due
Past Due [*****]...	20* Misc Billable
Due	21* Misc Invoiced
Past Due [*****]...	22* Open Item Detail
Due	Discount Info
Past Due Over [*****].	Floating Rate Invoice Data
Due	Remaining Payments
Interest Due.....
Due

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission

Miscellaneous Billable Data
Contract [*****]                            Misc Key 2831

01) Description.....Enter type of charge.	12) Pass Thru.....
Funding Method..
Wire Information

02) Billing Cycle	Jan.	May.	Sept	15) Link Code.....
Feb.	June	Oct.		16) G/L Code.....= to select applicable code
Mar.	July	Nov.		17* Misc Amount Data
Apr.	Aug.	Dec.		Misc Accrual Data
               Enter Y on each month if applicable

03) First Pymt Date. Mo/yr	19* Misc Finance Data
04) Final Pymt Date Mo/yr	20) CB/Disp.....
Next Due Date...	Insurance Data
06) Pay Code.....	Misc. Invoiced
07) Taxable.....	Payoff Quote
08) Incl In Rental..	Early Payoff
09) Dealer Code.....	Gain/Loss Information
Cust Credit Acct
11) Asset ID.....

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Miscellaneous Invoiced Data
Contract [*****]	Misc Key: 21534
Exhibit 111

01) Description	Enter type of charge and date if applicable

02) Inv Due Date.....	13) Misc Amount.....
03) Pay Code.....	Misc State Tax...
04) Taxable.....	Misc County Tax..
05) Incl In Rental..	Misc City Tax....
06) Dealer Code....	Misc TCounty Tax.
Cust Cr Acct....	Misc TCity Tax...
08) Asset ID.....	Open Item Number.
09) Pass Thru.....	20) CB/Disp.....
Funding Method..	21* Memo
Wire Information
12) G/L Code.....= to select applicable code

CMAINT.00	Lease Contract Maintenance	10/23/2002

Lessor..... [*****]	Gross Contract...
Contract..... [*****]	Commencement Date
Contract Type... True Lease	Invoice Code A Inv By Custome
Private Label N No
No insurance	** More Messages **
*** Customer Name / Address ***	*** Receivables Name / Address ***

01) Customer Addresses	07) Variable Pymt Schedule	13) Contract History
02) Customer/Insurance Data	08) Asset Data	14) User Defined Data
03) Contract Data	09) Pymt/Delinquency Data	Participation Data
04) Contract Invoicing Data	10) Income Data	16) Floating Rate Data
05) Current Invoiced	11) Pymt History Data	Post-Dated Chk Data
06) Internal Codes	12) Contract Changes
Selection Age

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

CASH RECEIPTS/POSTING PAYMENTS

Customers mail checks to:	BankOne
Lockbox [*****]
Chicago, Il 60673
     ACH Customers payments are drawn by Wachovia Bank
     [*****] Lockbox advice with copies of the checks are received. A tape is run, which includes intercompany transfers, and are matched against control totals. Payments are posted in batches to the individual accounts. 980’s are prepared for funds received but intended for other business units. See Exhibit 007, 008, 201 thru 202
     A Cash Control Sheet is maintained [*****] showing a detail of all funds received at Lockbox whether by check or wire and ACH funds drawn. It also includes intercompany transfer of funds received by other business units intended for MCC, likewise, funds received by MCC intended for other business units. See Exhibit 006

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit 201
Data Entry Screens

PYMT.00	Payment Entry	10/23/2002
Batch NNNN
     Batch Total.....
     Pymts Entered...
03) Deposit Date....
     Currency........

05* Payment Transactions	16) Net Fund GL Code
06* Adjusting Payments for Contracts
07* Returned Checks
08* Correcting Payments
09* Contract Open Item Inquiry
10* Contract Payment History Inquiry
11 * Invoice Inquiry
12* Payment Edit Report
13* Batch Edit Report
14* Application Cash History
15* Buyout Quote Inquiry

Payment Transactions Summary batch 0004
Pymts Entered
Batch Total.. 20,000.00
Tran Pymt	Pymt
Seq Type Account Number	Mthd Date Rcvd Amount Check/Ref Type

For Ref type, it is recommended to select override option so the system will bring up all unpaid open items in aging buckets marked according to the payment hierarchy. User has the option to select items to be applied. Any overpayment must be entered in unapplied suspense. Total payments must match Batch Total. Posting will finalize transaction.

Returned Checks or Correcting Payments	Exhibit 202

CMAINT.11	Lease Contract Maintenance	11/12/2002
Payment History Inquiry
Contract. [*****] [*****]

Trans	Type	Check/Memo	Date Due	Date Rcvd	Amount Rcvd	Tot Rental
0001)	26710	Over	11/01/02	11/08/02	10,800.00	10,800.00
0002)	25784	Man’l Manual Adj	07/01/01	10/21/02	10,800.00	10,800.00
...

PYMT.CORRECT.RETURN	Payment Entry	11/12/2002
Correcting Payment
Batch 0004 Batch Total Pymts Entered...

Seq	Trans Account Number	Date Rcvd	Amount Rcvd	Check Payer’s Nm

Enter payment by:
1) Check Number
2) Contract Transaction Number
3) G/L Transaction Number
4) Application Transaction Number
Selection
It is recommended to select option 2-Contract Transaction No. (found on payment history screen , 26710 for example) so System will pull out items and automatically prepare the reversal. Posting will finalize the correction.

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

PYMT.CORRECT.RETURN.DETAIL	Payment Entry	11/12/2002
Correcting Payment
Transaction... 26710	Batch........... 0004
Contract...... [*****]	Payments Entered
[*****].................................................	Batch Total......
01) Date Received	11/08/2002
Total Received	-10,800.00 Interest......
03* Rental Rcvd	-10,800.00 Comp Interest.
State Tax.....	18* Late Charges
County Tax.....	G.L. Code......
City Tax......	20) Payment Memo..
Cnty Trans Tax	21) Reason Code...
City Trans Tax	Payment Method 2 Check
Reference Num. 400204
24* Check Details
Miscellaneous:

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

MONTHLY BILLING AND STATEMENT RUN
True up numbers for certain pass thru items as provided by the business units are entered into the system on the [*****] work day. [*****] days prior to the due date, system, thru the nightly job stream, will create open items for the next billing cycle and will generate the statements to be mailed out to the customers. Two copies of each statement are made. One set is sent to the business unit and the second set is retained by us for a month as a useful tool for customer service.

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

END OF THE MONTH REPORTS
     Credit Warning/Aging Report
Contract Receivable Trial Balance
Unapplied Suspense Report
Miscellaneous/Late Charge Receivable Report — All G/L codes
Miscellaneous/Late Charge Receivable Report — Late Charges
Tax Receivable Balance Sheet
Net Investment Trial Balance
Finance and Interest Income Report
Contract Principal and Interest Report
Cash Proforma Report
Payment Application Report
Summary Past Due Report
Combined Tax Accrued Report
List of Contacts
     General Ledger New Contract Book Report
General Ledger Contract/Asset Change Book Report
General Ledger Accrual Book Report
General Ledger Payment Application Book Report
General Ledger Non-Contract Payment Application Report
General Ledger Book Gain Loss Report
General Ledger Income Book Report
Prepared by Mary Caminong
Ext. 8504
November 12, 2002

EXHIBITS AND WORKSHEETS

Exhibit 001	M=Main
A=Auxiliary
T=Tower
SM=Small Main
SA=Small Auxiliary
NS=NarcStation
NV=Narc Vault

								S	S	N	N		Accepted/
Hospital Legal Name	Serial Number	City	ST.	Product	M	A	T	M	A	S	V	Amount	Payments Begin	ease Payment	FMV (Price)	Maintenance Payment	MAH Transfer Amount	MCC Transfer
[*****]	[*****]	[*****]		Acudose-Rx			1					[*****]	09/06/02	[*****]	[*****]	[*****]	[*****]	[*****]
													prorated
					1	1
					2	2	2
				Acudose-Rx		1	1						09/05/02
													prorated
				Acudose-Rx				2					08/27/02
				Acudose-Rx	1	1	1	5					08/14/02
													prorated
				Acudose-Rx	2	2							09/10/02
													prorated
				Acudose-Rx	1		1						09/17/02
													prorated
				Acudose-Rx	2		1						09/17/02
													prorated
				Acudose-Rx	1								09/17/02
													prorated
				Acudose-Rx	1		1						09/10/02
													10/01/02
				Acudose-Rx	2		2						09/09/02
													prorated
				Acudose-Rx	2		2						09/23/02

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

     Exhibit 002
MCKESSON CAPITAL CORPORATION
LEASE CONTRACTS PURCHASED

		Profit	Term	Equipment	Unearned	Total	MAH - 980	APS - 980		Transfer
Account No.	Customer Name	Center	(months)	Cost	Interest	Rentals	9000000007	9000000020	Period	Date
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
							[*****]		[*****]	[*****]
							[*****]		[*****]	[*****]
				[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit 003

Amortization of Fixed Rate Loans
[*****]
Term (Months):	[*****]	(Minimum [*****])
Annual Interest Rate:	[*****]	arrears advance
Principal Amount:	[*****]	[*****] [*****]
Monthly Payment:	[*****]

						NPV
	Beg Bal	Interest	Prin PD	End Bal	9/18-9/30	[*****]	[*****]
10/1/2002	[*****]	[*****]	[*****]	[*****]		[*****]
11/1/2002
12/1/2002
1/1/2003
2/1/2003
3/1/2003									Number of Units	Rental	Maintenance
4/1/2003
5/1/2003
6/1/2003
7/1/2003
8/1/2003
9/1/2003
10/1/2003								Main	5	[*****]	[*****]
11/1/2003								Aux	5
12/1/2003								Tower	2
1/1/2004								Sm Main	0
2/1/2004								Narc Station	0
3/1/2004								Narc Vaults	0
4/1/2004								Sm Aux	0
5/1/2004								Monthly
6/1/2004
7/1/2004
8/1/2004
9/1/2004
10/1/2004
11/1/2004
12/1/2004
1/1/2005
2/1/2005
3/1/2005
4/1/2005
5/1/2005
6/1/2005
7/1/2005
8/1/2005
9/1/2005
10/1/2005
11/1/2005
12/1/2005
1/1/2006
2/1/2006
3/1/2006
4/1/2006
5/1/2006
6/1/2006
7/1/2006
8/1/2006
9/1/2006
10/1/2006
11/1/2006
12/1/2006
1/1/2007
2/1/2007
3/1/2007
4/1/2007
5/1/2007
6/1/2007
7/1/2007
8/1/2007
9/1/2007							[*****]	[*****]
							[*****]
						Interim	[*****]
		[*****]	[*****]	[*****]		Cost	[*****]
						Interest	[*****]
9/18-9/30	[*****]	[*****]	[*****]	[*****]	[*****]
					[*****]				Prepared by:
Gross Contract		[*****]	[*****]	[*****]		Total Rental	[*****]		Mary Caminong		Ext. 8504

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT 004

MCKESSON CAPITAL CORP	LEASING CHECKLIST

Customer Name
Trade:	[*****]

Legal:	[*****]

Equipment:		Acu Dose-Rx

5 Main, 5 Aux, 2 Tower

Total Cost		[*****]

Total Rentals		[*****]

Rental Income		[*****]	Rate:	[*****]

Rental remaining		[*****]

		0.00
# mos remaining		[*****]

Lease terms (mos)		[*****]

Lease starts		09/18/02

Interim Rent		[*****]	Prorated from	09/18/02

Monthly rental		[*****]	Next rental due	10/01/02

Other Monthly Charges:			Prorated

Maintena		[*****]	09/18/02	[*****]

Packagin		$0.00	Year 1	$0.00

Co Source		$0.00	Year 2	$0.00

Resource		$0.00	Year 3	$0.00

Installation		$0.00	Year 4	$0.00

Shipping	$		Year 5	$0.00

Other One Ti		$0.00	Year 6	$0.00

State Tax Rate		[*****]	Exempt (Y)

McKesson Annual Volume

Reserve for Potential Loss

Transfer to MCC on:	10/16/02	[*****]

G/L Cr APS	9000000020	$

HBOC	9000000030	$

MAH	9000000007	[*****]

MPS	9000000002	$0.00

		$0.00
Prepare by:	Mary Caminong		10/16/2002

[*****]— Loaded by:

			Date

Contract	[*****]	[*****]

Plan No.		95

Credit information attached:

Dun & Bradstreet

Financial Statement

Cash Flow

NACM

Financial Data:
Project Cash Flow
Current Ratio	Yr 1	$

% Net Profit	Yr 2	$

Working Capital	Yr 3	$

Inventory Turnover	Yr 4	$

% ROI	Yr 5	$

Down Payment		$

Date first piece of equipment installed or merchandise delivered

Documentation:

UCC-1

Guaranty

Fire & Liability Loss Payable

Fire Insurance Co.

Policy Expiration

Tax exemption certificate

Corporate Charter examined (Y/N)

Rental Agreement

Installation Maintenance Support, etc. Agmt Delivery & Acceptance	09/18/02

Approvals:

Manager, Lease Financing	Date

VP, Financial Services	Date

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit 005

Cash Receipts — MHCC	BankOne Acct #[*****]
Oct-02

	Bank One Lockbox				Wire Transfers
Daily Cash	[*****]	Deposit per Treasury Report	Intercompany Cash Receipt	Wachovia [*****]	Date	Amount

1	[*****]	[*****]	[*****]	[*****]

2

3						0.00

4

5

6

7

8

9

10

11

12

13

14

15

16

17

18

19

20

21

22

23

24

25

26

27

28

29

30

31

Total	[*****]	[*****]	[*****]	[*****]		0.00
Difference		[*****] Bank error — Deposit correction notice 10/14/02
Per [*****], bank rep, adj will be done in Nov

Checks:	[*****]		Contract Receivable Trial Balance
Wire:	[*****]		Unapplied suspense EOM
ACH	[*****]
NSF	[*****]		Unapplied Suspense BOM

A/R Cash:	[*****]
	[*****]	Intercompany Cash Receipts

Cr to A/R:	[*****]

variance
	[*****]	Lockbox Advice	980 to
Wire in Lockbox
		[*****]	Suspense
		[*****]	MAH
		[*****]	MAH
		[*****]	ITB
		[*****]	APS
		[*****]	MAH
		[*****]	MAH
		[*****]	MAH
		[*****]	MAH
		[*****]	MAH
		[*****]	MAH
		[*****]	ITB
		[*****]	ITB
		[*****]	MAH
[*****]

	[*****]	Total Lockbox activity	ok
Intercompany CR
Total ACH Activity

	[*****]	Total CR
[*****]
	[*****]	Bank error to be adjusted Nov.
	[*****]	Total Lockbox activity
Note:	[*****]	[*****] dep 10/04 — Payment stopped 10/10/02

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT 007

	GA-980 (R4-85)					10002
INTERUNIT TRANSFER INVOICE

			MONTH		OCT-02

TRANSFER FRC	McKesson Capital Corp 8025		FOR

	ACCOUNTING OFFICE	NO.		BRANCH		BRANCH NO.

TRANSFER TO	McKesson Drug Company		FOR

	ACCOUNTING OFFICE	NO.		BRANCH		BRANCH NO.

REF. #	DESCRIPTION	ACCOUNT	DEBIT	CREDIT	Posted AR

[*****]
	[*****]	[*****]	[*****]

Funds received at Drug Lockbox

	Intercompany Acct #			[*****]

	TOTAL		[*****]	[*****]

cc: LaVonna Weddington, Carrollton

ISSUED BY	Mary Caminong, HO Drug Credit ext 8504

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT 008

	GA-980 (R4-85)					100005
INTERUNIT
TRANSFER INVOICE

			MONTH		OCT-02

TRANSFER FRC	McKesson Capital Corp 8025		FOR

	ACCOUNTING OFFICE	NO.		BRANCH		BRANCH NO.

TRANSFER TO	McKesson Automated Healthcare		FOR

	ACCOUNTING OFFICE	NO.		BRANCH		BRANCH NO.

REF. #	DESCRIPTION	ACCOUNT	DEBIT	CREDIT	Posted AR

	[*****]	[*****]		[*****]
[*****]

Funds received at MCC Lockbox

	Intercompany Acct #		[*****]

	TOTAL		[*****]	[*****]

cc: Tim Abbot

ISSUED BY	Mary Caminong, HO Drug Credit ext. 8504

*****	Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

     EXHIBIT C

     RE: Assignment of Account
Ladies and Gentlemen:
     Pursuant to the                                          (collectively, the “Account”) dated                                          between you (“Customer”) and the undersigned (“                                         ”), the Equipment described in the Account documents was either leased to or given as collateral by you in relation to said Account. Please be advised that                                          has assigned its entire right, title, and interest in the lease or rental payments to be made under the Account, to General Electric Capital Corporation (“Purchaser”) pursuant to the terms of a Purchase Agreement (the “Sale and Assignment”). This Assignment relates only to the Account and does not include or affect any other agreement between Customer and                                         , including without limitation, any maintenance agreement, services agreement, license or license agreement or other agreement entered into from time to time between Customer and                                         . By separate written notice, McKesson Capital Corp. may provide instructions to you regarding the location and account to which payments should be remitted for “miscellaneous charges” payable under such other agreements.
     By executing this letter, Customer acknowledges, agrees and affirms (for the benefit of Purchaser) as follows:
     1. The Account, and all the documents associated therewith, have been duly and validly executed and delivered by Customer, is in full force and effect, constitutes the valid and binding obligation of Customer enforceable against it in accordance with the terms (subject, however, to laws of general application affecting creditors’ rights), and constitutes the complete understanding and entire agreement between                                          and Customer concerning the subject matter thereof.
     2. No default by Customer, or condition, which, with or without the passage of time, the giving of notice or both, would constitute a default by Customer, exists under the Account.
     3. The Equipment is located at the address set forth in the Account Documents.
     4. All of the warranties and representations of Customer contained in the Account documents are true and correct as of the date hereof.

C-1

     5. Purchaser shall, for all purposes and without limitation, be entitled to all the rights, remedies and privileges of                                           under the Account as if it were                                           named therein, to the extent the same are assigned, but shall not be responsible for                                         ’ obligations thereunder.
     6. In the event that purchaser assigns the Account to another party, the Customer will, at Purchasers’ request, execute and deliver to Purchaser a letter similar to this letter, to the extent applicable, for the benefit of such transferee.

Very truly yours,

[GENERAL ELECTRIC CAPITAL CORPORATION\]
By:

Title:

Acknowledged:

By:

Title:

C-2

EXHIBIT D
McKesson Automation Systems Inc. Trademarks
BAKER CELL(TM)
BAKER CASSETTE(TM)
BAKER UNIVERSAL(TM)
DIAL-RX(R)
DRUG-O-MATIC(R)
PRODUCTIVITY STATION(R)
AUTOSCRIPT(TM)
PHARMACY 2000(R)
DRUG IMAGE LIBRARY AND DESIGN(R)
WHAT IT TAKES TO AUTOMATE(SM)

McKesson Automation Inc. Trademarks
ROBOT-RX(TM)
MEDCAROUSEL(TM)
MEDDIRECT(TM)
ACUDOSE-RX(TM)
ACUSCAN-RX(TM)
SUPPLYSCAN(TM)
CONNECT-RX(TM)
SUREPAK(TM)
NARCSTATION(TM)
FULFILL-RX(TM)
ADMIN-RX(TM)

D-1